UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07540
______________________________________________

Global High Income Fund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management (Americas) Inc. 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2008

Item 1. Reports to Stockholders.

Global High Income Fund Inc.
Semiannual Report
April 30, 2008

Global High Income Fund Inc.

June 16, 2008

Dear shareholder,
We present you with the semiannual report for Global High Income Fund Inc. (the “Fund”) for the six months ended April 30, 2008.

Performance
Over the six months ended April 30, 2008, the Fund returned 1.95% on a net asset value basis and 18.03% on a market price basis. Over the same period, the median returns for the Fund’s peer group, the Lipper Emerging Markets Debt Funds, were 0.12% and 5.09% on a net asset value and market price basis, respectively.

In our last report to you, we described the Fund’s benchmark as the JP Morgan Emerging Markets Bond Index Global. The benchmark is used as a reference when discussing performance results.

Since that time, the Fund decided to update its benchmark to better reflect anticipated portfolio management strategies, particularly increased investment in “local” markets, in which debt is denominated in local currency rather than in US dollars. To that end, the JPMorgan Emerging Markets Bond Index Global, a broad-based, emerging markets debt index, was combined with the JPMorgan Government Bond Index Emerging Markets Global Diversified, a “local” emerging markets debt benchmark that tracks local currency government bonds issued in emerging markets. The current custom benchmark is comprised of 50% of each index, and became effective as of June 1, 2008.

Over the six-month period, the JPMorgan Emerging Markets Bond Index Global returned 1.90%. (For more on the Fund’s performance, please refer to “Performance at a glance” on page 6.)	Global High Income
Fund Inc.

Investment goals:
 Primarily, high level of current income; secondarily, capital appreciation

Portfolio management:
Portfolio management team, including Uwe Schillhorn UBS Global Asset Management (Americas) Inc.

Commencement:
October 8, 1993

NYSE symbol:
GHI

Distribution payments:
Monthly

The Fund did not use leverage during the period. That is, the Fund did not have preferred stock outstanding or borrow from banks for investment purposes as some of its peers may have. Leverage magnifies returns on

Global High Income Fund Inc.

both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.

While the Fund traded at a discount to its net asset value (“NAV”) per share at the beginning of the reporting period, it traded at a significant premium to its net asset value by the end of the reporting period. We believe this was largely due to the fact that investors considered the emerging markets debt asset class—which was more stable in comparison to other non-US Treasury sectors—to be attractive during the reporting period. A fund trades at a premium when the market price at which its shares trade is more than its NAV, and at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

An interview with Portfolio Manager Uwe Schillhorn
Q.	How did emerging markets debt perform over the period?
A.	Compared to other non-US Treasury sectors of the fixed income market, the emerging markets debt asset class performed relatively well during the six-month reporting period. While emerging markets debt spreads—the difference between the yield paid on US Treasury bonds and emerging markets debt—widened overall, they widened less than those of other sectors of the market, such as corporate bonds and mortgage-backed securities.

Emerging markets debt spreads peaked in early March 2008. This was triggered by a flight to quality as investors were drawn to US Treasury bonds, which they considered a “safe haven” amid the severe credit crunch and massive write-downs by financial institutions and investment banks. Emerging markets debt spreads then narrowed in mid-March and in April as the Federal Reserve Board (the “Fed”) added massive amounts of liquidity into the financial system and helped to orchestrate the purchase of Bear Stearns by JPMorgan.

Despite periods of volatility and weakening economic growth in the US, the underlying fundamentals in emerging markets countries held up fairly well during the reporting period. In general, fiscal reforms, high commodity prices and stronger economic growth in emerging markets countries supported their debt prices.

2

Global High Income Fund Inc.

Q.	Did any themes emerge at the regional level?
A.	We conducted comprehensive research and pursued a variety of strategies as we sought to generate a high level of current income and capital appreciation for the Fund. We sought to meet the Fund’s goals by strategically allocating its portfolio among various countries, securities and currencies. By maintaining a diversified portfolio, we attempted to keep the Fund from being overly dependent upon any one area to generate positive returns.

During the reporting period, our holdings in oil-rich countries such as Russia and Venezuela contributed to the Fund’s performance. In particular, these oil exporters benefited from record high prices, given continued strong global demand. Our overweight exposure to Pakistan, however, delivered mixed results. Initially, this position detracted from performance as violence increased in the country in late 2007. However, Pakistan’s debt prices then rallied in January and February 2008, in the period leading up to that country’s elections, which had a positive impact on performance.

Elsewhere, the Fund’s overweight position in Argentina detracted from performance during the six-month reporting period. Ongoing farmers’ protests, continued political unrest and economic difficulties collectively weighed on Argentina’s debt prices.

Q.	How did you manage the Fund’s duration during the reporting period?
A.	We maintained a defensive interest rate duration position throughout the reporting period, keeping the Fund’s interest rate duration slightly shorter than that of its benchmark. Over the course of the reporting period, this stance detracted from performance slightly. (Duration measures a fund’s sensitivity to interest rate changes, and is related to the maturity of the bonds comprising the portfolio.)

Q.	What other portfolio positioning strategies did you use during the reporting period?
A.	We had an overweight to local currency investments during the first half of the reporting period, as we sought to capture relatively high local yields and take advantage of currencies that we considered to be undervalued. This strategy enhanced the Fund’s performance when local currency investments outperformed their US dollar-dominated counterparts. An example of a strong performer was Turkey, as its debt offered high yields, and the country’s inflation picture was relatively benign.

3

Global High Income Fund Inc.

During the second half of the reporting period, we sought to reduce our exposure to local markets, due to concerns about rising inflation and the possibility of refinancing risk. To do this, we reduced the Fund’s non-US currency positions, and sold longer-duration bonds in favor of bonds with shorter duration, which helped performance.

Q.	What is your outlook for emerging markets debt?
A.	In our opinion, the fundamentals in many emerging markets countries remain favorable, and we do not expect to see a large amount of either spread widening or tightening in the near term. While we expect that we could see an increase in volatility in the asset class, we believe this is more likely to be caused by another bout of investor risk aversion than deteriorating fundamentals within emerging markets countries.

Looking ahead, we plan to continue to pursue our disciplined investment approach and seek out attractively valued securities. Although we reduced the Fund's holdings in local market investments during the reporting period, going forward, we expect to find local markets to be more attractive than their US dollar-denominated counterparts.

4

Global High Income Fund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding the Fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Global High Income Fund Inc.
Head Americas
UBS Global Asset Management (Americas) Inc.

Uwe Schillhorn, CFA
Portfolio Management Team Member
Global High Income Fund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended April 30, 2008. The views and opinions in the letter were current as of June 16, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

5

Global High Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 04/30/08

Net asset value returns	6 months	1 year	5 years	10 years

Global High Income Fund Inc.	1.95%	6.99%	12.47%	11.64%

Lipper Emerging Markets Debt Funds median	0.12	3.31	11.60	10.65

Market price returns

Global High Income Fund Inc.	18.03%	6.61%	12.85%	14.38%

Lipper Emerging Markets Debt Funds median	5.09	3.46	11.74	11.71

Index returns

Global High Income Fund Index(1)	2.76%	7.96%	11.53%	10.24%

JPMorganEmerging Markets
Bond IndexGlobal (EMBI Global)(2)	1.90	4.60	10.37	9.66

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(1)	Global High Income Fund Index is an unmanaged index complied by the advisor, constructed as follows: from the Fund’s inception until 12/31/93: 100% JPMorgan Emerging Markets Bond Index (EMBI); from 1/1/94 - 11/5/06: 100% JPMorgan Emerging Markets Bond Index Global (EMBI Global); from 11/6/06 to 3/31/08: 70% JPMorgan Emerging Markets Bond Index Global (EMBI Global) and 30% JPMorgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 4/1/08 to 5/31/08: 50% JPMorgan Emerging Markets Bond Index Global (EMBI Global) and 50% JPMorgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 6/1/08 to Present: 50% JPMorgan Emerging Markets Bond Index Global (EMBI Global) and 50% JPMorgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified).

(2)	JPMorgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Global High Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics*	4/30/08		10/31/07		4/30/07

Net asset value	$14.16		$15.26		$15.20

Market price	$15.45		$14.38		$16.66

12-month dividends/distributions	$2.0608		$1.3519		$1.3326

Dividend/distribution at period-end	$0.1065		$0.1130		$0.1136

Net assets (mm)	$305.8		$329.4		$328.2

Currency exposure**	4/30/08		10/31/07		4/30/07

US dollar denominated	61.8%		76.9%		67.1%

Foreign denominated	38.2		23.1		32.9

Total	100.0%		100.0%		100.0%

Top ten countries
(excluding US)**	4/30/08		10/31/07		4/30/07

Turkey	11.3%	Argentina	12.9%	Turkey	15.6%

Argentina	10.4	Turkey	12.7	Argentina	11.7

Brazil	9.9	Brazil	7.4	Russia	6.5

Venezuela	7.8	Indonesia	7.3	Brazil	5.4

Malaysia	6.1	Russia	6.3	Indoesia	5.1

Russia	5.8	Venezuela	5.7	Venezuela	4.8

Indonesia	5.4	Malaysia	5.2	Malaysia	4.4

		Dominican
Egypt	4.6	Republic	3.3	Egypt	4.2

				Dominican
Hungary	3.7	Colombia	3.1	Republic	3.4

Poland	3.6	Poland	3.0	Serbia	2.8

Total	68.6%		66.9%		63.9%

Credit quality**	4/30/08		10/31/07		4/30/07

AAA	0.4%		0.3%		3.7%

A	3.6		3.1		1.6

BBB	19.3		10.6		0.8

BB	26.7		36.0		33.9

B	13.1		17.9		14.6

CCC	—		—		0.7

D	1.1		1.2		1.2

Non-rated	21.9		17.8		28.1

Cash equivalents	5.4		2.7		5.0

Other assets less liabilites	8.5		10.4		10.4

Total	100.0%		100.0%		100.0%

*	Prices and other characteristics will vary over time.

**	Weightings represent percentages of net assets of the entire Fund as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.

Global High Income Fund Inc.

Industry diversification
As a percentage of net assets
As of April 30, 2008 (unaudited)

International bonds
International corporate bonds
Commercial banks	1.08%
Diversified financial services	5.13
Electric utilities	4.20
Household durables	0.26
Oil, gas & consumable fuels	1.26
Real estate investment trusts (REITs)	5.79

Total international corporate bonds	17.72
Foreign government bonds	60.17
Convertible bond	1.17

Total international bonds	79.06
Warrants	1.35
Short-term investments	11.05

Total investments	91.46
Cash and other assets, less liabilities	8.54

Net assets	100.00%

Global High Income Fund Inc.

Portfolio of investments—April 30, 2008 (unaudited)

	Face
	amount		Value

Bonds—79.06%

International bonds—79.06%

International corporate bonds—17.72%

Argentina—0.55%
Banco de Galicia y Buenos Aires,
11.000%, due 01/01/19(1)		$852,882	$780,387

Province of Mendoza,
5.500%, due 09/04/18		1,222,937	905,611

			1,685,998

Brazil—1.59%
Union National FIDC Trust 2006,
19.30%, due 12/01/08(2),(3)	BRL	2,141,490	1,377,131

20.07%, due 07/01/10(2),(3)		1,832,665	1,182,712

20.64%, due 05/01/11(2)		3,560,082	2,300,619

			4,860,462

Indonesia—2.69%
Majapahit Holding BV,
7.250%, due 10/17/11		$1,900,000	1,896,056

7.250%, due 06/28/17		3,700,000	3,515,000

7.250%, due 06/28/17(3)		3,000,000	2,827,500

			8,238,556

Kazakhstan—0.47%
CenterCredit International BV,
8.250%, due 09/30/11	KZT	220,000,000	1,443,282

Luxembourg—0.71%
VTB Capital SA,
6.609%, due 10/31/12		$2,230,000	2,178,933

Malaysia—5.79%
Johor Corp.,
1.000%, due 07/31/12(5)	MYR	46,970,000	17,693,669

Mexico—1.28%
Desarrolladora Homex SAB de CV,
7.500%, due 09/28/15		$790,000	795,925

Hipotecaria Su Casita SA,
8.500%, due 10/04/16		3,285,000	3,104,325

			3,900,250

Global High Income Fund Inc.

Portfolio of investments—April 30, 2008 (unaudited)

	Face
	amount		Value

Bonds—(continued)

International bonds—(continued)

International corporate bonds—(concluded)

Philippines—1.50%
National Power Corp.,
8.400%, due 12/15/16		$3,100,000	$3,200,750

9.625%, due 05/15/28		1,160,000	1,380,400

			4,581,150

Russia—2.41%
Dali Capital PLC for Bank of Moscow,
7.250%, due 11/25/09	RUB	75,800,000	3,158,320

Gaz Capital for Gazprom,
7.288%, due 08/16/37(3)		$1,700,000	1,632,425

RSHB Capital SA for OJSC Russian Agricultural Bank,
7.175%, due 05/16/13		2,520,000	2,576,700

			7,367,445

Ukraine—0.19%
NJSC Naftogaz of Ukraine,
8.125%, due 09/30/09		$600,000	577,380

Venezuela—0.54%
Petroleos de Venezuela SA,
5.250%, due 04/12/17		$2,500,000	1,650,000

Total international corporate bonds (cost—$49,578,444)			54,177,125

Foreign government bonds—60.17%

Argentina—8.52%
Argentina Prestamos Garantizadad,
3.130%, due 05/15/09(4)	ARS	200,000	164,375

3.130%, due 04/15/10(4)		500,000	159,238

Republic of Argentina,
3.092%, due 08/03/12(4)		$11,952,000	6,442,128

7.000%, due 03/28/11		11,390,000	10,137,100

7.000%, due 09/12/13		2,600,000	2,047,500

7.000%, due 10/03/15		4,470,000	3,218,400

7.000%, due 04/17/17		700,000	483,000

11.000%, due 12/04/05(6)		1,000,000	300,000

11.000%, due 10/09/06(6)		4,500,000	1,395,000

11.375%, due 03/15/10(6)		800,000	240,000

11.375%, due 01/30/17(6)		1,800,000	594,000

12.250%, due 06/19/18(6)		2,850,000	826,500

Global High Income Fund Inc.

Portfolio of investments—April 30, 2008 (unaudited)

	Face
	amount		Value

Bonds—(continued)

International bonds—(continued)

Foreign government bonds—(continued)

Argentina—(concluded)
Republic of Argentina, DISC,
5.830%, due 12/31/33(4)	ARS	159,571	$48,424

			26,055,665

Brazil—8.29%
Federal Republic of Brazil,
6.000%, due 01/17/17		$8,520,000	8,882,100

6.000%, due 05/15/45	BRL	5,200,000	4,912,001

Federal Republic of Brazil, EXIT Bond,
6.000%, due 09/15/13		$2,291,650	2,291,650

Letras Tesouro Nacional,
11.696%, due 01/01/09(7)	BRL	12,100,000	6,704,136

13.306%, due 01/01/10(7)		5,300,000	2,568,466

			25,358,353

Colombia—0.37%
Republic of Colombia,
4.870%, due 11/16/15(4)		$1,100,000	1,135,750

Dominican Republic—2.49%
Republic of Dominica,
9.040%, due 01/23/18		$617,532	663,847

9.500%, due 09/27/11		6,628,252	6,959,664

			7,623,511

El Salvador—1.23%
Republic of El Salvador,
7.750%, due 01/24/23		$3,000,000	3,375,000

8.250%, due 04/10/32		340,000	387,600

			3,762,600

Gabon—0.44%
Gabonese Republic,
8.200%, due 12/12/17(3)		$1,270,000	1,330,325

Hungary—3.66%
Hungary Government Bond,
6.000%, due 10/12/11	HUF	1,990,000,000	11,196,838

Global High Income Fund Inc.

Portfolio of investments—April 30, 2008 (unaudited)

	Face
	amount		Value

Bonds—(continued)

International bonds—(continued)

Foreign government bonds—(continued)

Indonesia—2.72%
Indonesia Government, Credit-Linked Note,
11.000%, due 10/15/14	IDR	4,000,000,000	$399,913

Indonesia Treasury Bonds,
9.750%, due 05/15/37		6,960,000,000	547,320

10.000%, due 02/15/28		10,200,000,000	844,078

10.250%, due 07/15/27		15,000,000,000	1,271,412

11.000%, due 09/15/25		8,000,000,000	736,066

12.000%, due 09/15/26		32,715,000,000	3,199,837

Republic of Indonesia,
8.500%, due 10/12/35		$1,200,000	1,314,000

			8,312,626

Malaysia—0.31%
Malaysia Government Bond,
3.869%, due 04/13/10	MYR	3,000,000	958,254

Pakistan—1.92%
Islamic Republic of Pakistan,
6.750%, due 02/19/09		$2,400,000	2,346,720

6.875%, due 06/01/17		1,000,000	850,000

6.875%, due 06/01/17(3)		1,690,000	1,444,950

7.125%, due 03/31/16		1,400,000	1,221,146

			5,862,816

Poland—3.63%
Government of Poland,
4.250%, due 05/24/11	PLN	11,200,000	4,803,045

6.000%, due 11/24/10		14,000,000	6,307,310

			11,110,355

Russia—3.42%
Russian Federation,
7.500%, due 03/31/30(1)		$522,050	599,052

7.500%, due 03/31/30(1),(3)		2,318,285	2,654,437

12.750%, due 06/24/28		4,000,000	7,195,880

			10,449,369

Global High Income Fund Inc.

Portfolio of investments—April 30, 2008 (unaudited)

	Face
	amount		Value

Bonds—(continued)

International bonds—(continued)

Foreign government bonds—(continued)

Serbia—0.83%
Republic of Serbia,
3.750%, due 11/01/24(1)		$2,790,000	$2,538,900

South Africa—1.24%
Republic of South Africa,
5.875%, due 05/30/22		$300,000	283,875

6.500%, due 06/02/14		2,740,000	2,893,850

7.375%, due 04/25/12		560,000	611,800

			3,789,525

Turkey—11.28%
Government of Turkey,
14.000%, due 01/19/11	TRY	1,000,000	733,668

16.000%, due 03/07/12		7,750,000	5,801,408

Republic of Turkey,
7.000%, due 09/26/16		$10,700,000	10,954,125

7.250%, due 03/15/15		250,000	262,087

11.000%, due 01/14/13		1,250,000	1,506,250

11.500%, due 01/23/12		620,000	739,350

Republic of Turkey, Credit-Linked Notes,
14.000%, due 01/19/11		2,884,424	3,192,480

14.000%, due 01/20/11		5,000,000	6,440,550

15.000%, due 02/11/10		4,000,000	4,859,800

			34,489,718

Ukraine—0.69%
Republic of Ukraine,
7.650%, due 06/11/13		$2,000,000	2,122,500

Uruguay—0.87%
Republic of Uruguay,
6.875%, due 01/19/16	EUR	1,700,000	2,654,465

Venezuela—7.23%
Republic of Venezuela,
5.375%, due 08/07/10		$3,555,000	3,293,708

5.750%, due 02/26/16		14,190,000	11,174,625

7.000%, due 12/01/18		4,630,000	3,727,150

Global High Income Fund Inc.

Portfolio of investments—April 30, 2008 (unaudited)

	Face
	amount		Value

Bonds—(concluded)

International bonds—(concluded)

Foreign government bonds—(concluded)

Venezuela—(concluded)
10.750%, due 09/19/13		$3,800,000	$3,923,500

			22,118,983

Vietnam—1.03%
Socialist Republic of Vietnam,
6.875%, due 01/15/16		$900,000	940,500

6.875%, due 01/15/16(3)		2,100,000	2,194,500

			3,135,000

Total foreign government bonds (cost—$180,924,393)			184,005,553

Convertible bond—1.17%

China—1.17%
China Petroleum & Chemical Corp.,
2.491%, due 04/24/14(7)
(cost—$3,565,479)	HKD	24,500,000	3,560,134

Total international bonds (cost—$234,068,316)			241,742,812

	Number of
	warrants

Warrants—1.35%

Argentina—1.35%
Republic of Argentina, expires 12/15/35*(8)
(cost—$4,399,089)		58,098,103	4,113,387

	Face
	amount

Short-term investments—11.05%

Foreign government bonds—5.30%

Dominican Republic—0.71%
Republic of Dominica Treasury Bill, Credit-Linked Note,
11.255%, due 08/11/08(9)		$2,285,276	2,174,630

Egypt—4.59%
Egypt Treasury Bills,
7.783%, due 08/05/08(9)	EGP	12,200,000	2,237,121

6.295%, due 09/02/08(9)		18,000,000	3,280,223

6.380%, due 09/16/08(9)		8,700,000	1,580,419

5.420%, due 09/23/08(9)		7,700,000	1,396,611

Global High Income Fund Inc.

Portfolio of investments—April 30, 2008 (unaudited)

	Face
	amount		Value

Short-term investments—(concluded)

Egypt—(concluded)
5.485%, due 10/07/08(9)	EGP	10,200,000	$1,844,168

6.407%, due 10/14/08(9)		11,900,000	2,139,784

Egypt Treasury Bill, Credit-Linked Notes,
5.095%, due 06/03/08(9)		8,350,000	1,547,782

			14,026,108

Total foreign government bonds (cost—$15,886,003)			16,200,738

	Shares

Other—5.40%
UBS Supplementary Trust—U.S. Cash Management
Prime Fund, 2.651%(10),(11)
(cost—$16,512,714)		16,512,714	16,512,714

	Face
	amount

US government obligations—0.35%
US Treasury Bills,
3.041%, due 06/19/08(9),(12)
(cost—$1,085,619)		$1,090,000	1,088,163

Total short-term investments (cost—$33,484,336)			33,801,615

Total investments—91.46% (cost—$271,951,741)			279,657,814

Cash and other assets, less liabilities—8.54%			26,097,511

Net assets—100.00%			$305,755,325

Notes to portfolio of investments
*	Non-income producing security.
(1)	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of April 30, 2008. Maturity date disclosed is the ultimate maturity date.
(2)	Security linked to closed end fund. The rate shown is the annualized yield at April 30, 2008.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2008, the value of these securities amounted to $14,643,980 or 4.80% of net assets.
(4)	Floating rate security—The interest rate shown is the current rate as of April 30, 2008.
(5)	Security is illiquid. At April 30, 2008, the value of these securities amounted to $17,693,669 or 5.80% of net assets.
(6)	Bond interest is in default.
(7)	Zero coupon bond. The rate shown is the effective yield at April 30, 2008.

Global High Income Fund Inc.

Portfolio of investments—April 30, 2008 (unaudited)

(8)	Security represents an equity claim linked to Argentina’s gross domestic product.
(9)	The rate shown is the effective yield at the date of purchase.
(10)	The rate shown reflects the yield at April 30, 2008.
(11)	The table below details the Fund’s investment in a security issued by a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Supplementary Trust.

Income
earned from
		Purchases	Sales		affiliate
		during the	during the		for the
		six months	six months		six months
Security	Value	ended	ended	Value	ended
description	10/31/07	04/30/08	04/30/08	04/30/08	04/30/08

UBS Supplementary
Trust—U.S. Cash
Management
Prime Fund	$8,810,452	$106,215,081	($98,512,819)	$16,512,714	$341,936

(12)	Security, or portion thereof, was delivered to cover margin requirements for futures contracts.
DISC	Discount bond
EXIT Bond	A long-term bond with a low interest rate, often issued by a less developed country, that gives the buyer the right of exemption from taking part in any subsequent rescheduling.
NJSC	National Joint Stock Company
OJSC	Open Joint Stock Company

Currency type abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
EGP	Egyptian Pound
EUR	Euro
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
KZT	Kazakhstan Tenge
MYR	Malaysian Ringgit
PLN	Polish Zloty
RUB	Russian Ruble
TRY	New Turkish Lira

Global High Income Fund Inc.

Portfolio of investments—April 30, 2008 (unaudited)

Forward foreign currency contracts
Global High Income Fund Inc. had the following open forward foreign currency contracts as of April 30, 2008:

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Argentine Peso	52,766,103	USD	16,594,654	05/28/08	$37,328

Brazilian Real	3,772,233	USD	2,160,001	05/28/08	(93,459)

Euro	2,435,000	USD	3,860,201	07/24/08	72,834

Indonesian
Rupiah	106,650,000,000	USD	11,482,761	05/28/08	(38,105)

Kazakhstan Tenge	208,000,000	USD	1,616,162	11/03/08	(73,084)

Slovak Koruna	37,955,000	USD	1,821,607	05/28/08	(14,405)

New Turkish Lira	17,539,820	USD	14,149,606	05/28/08	528,921

New Turkish Lira	1,482,925	USD	1,150,000	05/28/08	(1,577)

Ukrainian Hyrvnia	8,270,000	USD	1,463,717	05/18/09	(62,395)

United States Dollar	3,502,052	ARS	12,800,000	11/16/09	(35,517)

United States Dollar	1,602,075	ARS	5,250,000	12/11/08	(44,042)

United States Dollar	1,986,111	COP	3,575,000,000	05/28/08	32,076

United States Dollar	15,850,000	CZK	253,837,750	05/28/08	(153,242)

United States Dollar	3,771,313	IDR	34,700,000,000	05/28/08	(22,846)

United States Dollar	7,240,118	IDR	67,344,750,000	05/28/08	34,798

United States Dollar	14,990,474	MXN	158,634,760	05/28/08	83,385

United States Dollar	380,554	MXN	4,000,000	05/28/08	(464)

United States Dollar	400,000	MYR	1,268,000	05/28/08	1,239

United States Dollar	3,476,000	PEN	9,402,580	05/28/08	(123,575)

United States Dollar	4,900,000	PLN	11,043,620	05/28/08	83,220

United States Dollar	12,838,013	SKK	267,955,000	05/28/08	123,874

United States Dollar	3,591,879	TRY	4,830,000	05/28/08	158,895

United States Dollar	1,490,090	UAH	8,270,000	05/18/09	36,022

United States Dollar	16,559,832	ZAR	132,300,000	05/28/08	820,897

Net unrealized appreciation on forward foreign currency contracts					$1,350,778

Currency type abbreviations:
ARS	Argentine Peso
COP	Columbian Peso
CZK	Czech Koruna
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit

Global High Income Fund Inc.

Portfolio of investments—April 30, 2008 (unaudited)

PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
SKK	Slovak Koruna
TRY	New Turkish Lira
UAH	Ukrainian Hyrvnia
USD	United States Dollar
ZAR	South African Rand

Futures contracts
Global High Income Fund Inc. had the following open futures contracts as of April 30, 2008:

	Expiration	Cost/		Unrealized
	dates	(proceeds)	Value	appreciation

US treasury futures buy contracts:
US Long Bond, 235 contracts	June 2008	$26,997,677	$27,469,297	$471,620

US treasury futures sell contracts:
5 Year US Treasury Notes,
70 contracts	June 2008	(7,917,552)	(7,838,906)	78,646

10 Year US Treasury Notes,
45 contracts	June 2008	(5,288,132)	(5,211,563)	76,569

Net unrealized appreciation on futures contracts				$626,835

The segregated aggregate market value of investments delivered to cover margin requirements for the open futures positions at April 30, 2008 was $1,088,163.

See accompanying notes to financial statements

Global High Income Fund Inc.

Statement of assets and liabilities—April 30, 2008 (unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$255,439,027)	$263,145,100

Investments in securities of an affiliated issuer, at value (cost—$16,512,714)	16,512,714

Total investments (cost—$271,951,741)	279,657,814

Foreign currency, at value (cost—$7,224,117)	7,311,811

Interest receivable	3,229,378

Receivable for investments sold	2,302,934

Receivable for foreign tax reclaims	14,986

Variation margin receivable	140,547

Outstanding swap agreements, at value*	13,987,637

Unrealized appreciation on forward foreign currency contracts	2,013,489

Other assets	21,441

Total assets	308,680,037

Liabilities:
Due to custodian bank	73,690

Payable for investments purchased	1,326,834

Unrealized depreciation on forward foreign currency contracts	662,711

Outstanding swap agreements, at value*	559,029

Payable to investment advisor and administrator	244,315

Directors’ fees payable	2,048

Accrued expenses and other liabilities	56,085

Total liabilities	2,924,712

Net assets:
Capital stock—$0.001 par value; 100,000,000 shares authorized;
21,591,836 shares issued and outstanding	299,244,253

Distributions in excess of net investment income	(4,206,821)

Accumulated net realized gain from investment transactions	2,060,427

Net unrealized appreciation of investments, futures, swaps, forward foreign currency contracts and other assets and liabilities denominated in foreign currencies	8,657,466

Net assets	$305,755,325

Net asset value per share	$14.16

*	Upfront payments made by the Fund on outstanding swap agreements amounted to $14,596,804.

See accompanying notes to financial statements

Global High Income Fund Inc.

Statement of operations

For the six
months ended
April 30, 2008
(unaudited)

Investment income:
Interest income, net of foreign withholding taxes of $113,473
(includes $341,936 earned from an affiliated entity)	$11,036,365

Expenses:
Investment advisory and administration fees	1,909,030

Custody and accounting fees	137,274

Professional fees	52,027

Reports and notices to shareholders	33,702

Directors’ fees	13,622

Listing fees	11,843

Transfer agency fees	10,708

Insurance expense	4,839

Other expenses	10,545

Total expenses	2,183,590

Less: Fee waivers by investment advisor and administrator	(140,070)

Net expenses	2,043,520

Net investment income	8,992,845

Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	(2,596,804)

Futures	6,686,639

Swap agreements	492,793

Forward foreign currency contracts and foreign currency transactions	9,017

Net change in unrealized appreciation/(depreciation) of:
Investments	(7,815,158)

Futures	(956,613)

Swap agreements	(1,203,628)

Other assets and liabilities denominated in foreign currency and
forward foreign currency contracts	2,629,463

Net realized and unrealized loss from investment activities	(2,754,291)

Net increase in net assets resulting from operations	$6,238,554

See accompanying notes to financial statements

Global High Income Fund Inc.

Statements of changes in net assets

	For the six
	months ended	For the
	April 30, 2008	year ended
	(unaudited)	October 31, 2007

From operations:
Net investment income	$8,992,845	$19,365,730

Net realized gain (loss) from investments	(2,596,804)	13,775,809

Net realized gain from futures	6,686,639	253,306

Net realized gain from swap agreements	492,793	890,487

Net realized gain (loss) from forward foreign currency
contracts and foreign currency transactions	9,017	(282,511)

Net change in unrealized appreciation/(depreciation) of:
Investments	(7,815,158)	3,135,704

Futures	(956,613)	1,446,821

Swap agreements	(1,203,628)	(727,521)

Other assets and liabilities denominated in foreign
currency and forward foreign currency contracts	2,629,463	175,813

Net increase in net assets resulting from operations	6,238,554	38,033,638

Dividends and distributions to shareholders from:
Net investment income	(14,179,359)	(17,710,302)

Net realized gains	(15,695,106)	(11,479,701)

Total dividends and distributions to shareholders	(29,874,465)	(29,190,003)

Net increase (decrease) in net assets	(23,635,911)	8,843,635

Net assets:
Beginning of period	329,391,236	320,547,601

End of period	$305,755,325	$329,391,236

Accumulated undistributed (distributions in excess of)
net investment income	$(4,206,821)	$979,693

See accompanying notes to financial statements

Global High Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six
	months ended
	April 30, 2008
	(unaudited)

Net asset value, beginning of period	$15.26

Net investment income	0.42	*

Net realized and unrealized gains (losses) from investment activities	(0.13)

Net increase from investment operations	0.29

Dividends from net investment income	(0.66)	(4)

Distributions from net realized gains	(0.73)	(4)

Distributions from paid-in-capital	—

Total dividends and distributions	(1.39)

Offering costs charged to paid-in capital	—

Net asset value, end of period	$14.16

Market price per share, end of period	$15.45

Total net asset value return(1)	1.95%

Total market price return(2)	18.03%

Ratios/supplemental data:
Net assets, end of period (000’s)	$305,755

Ratio of expenses to average net assets:
Before fee waivers by advisor	1.42	%(3)

After fee waivers by advisor	1.31	%(3)

Ratio of net investment income to average net assets:	5.77	%(3)

Portfolio turnover rate	31%

*	Calculated using the average shares method.

(1)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

(2)	Total market price return is calculated assuming a purchase of $10,000 of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

(3)	Annualized

See accompanying notes to financial statements

For the years ended October 31,

2007	2006	2005	2004	2003

$14.85	15.72	$16.43	$15.92	$14.14

0.90 *	0.79 *	1.02	0.98	1.02

0.86	0.92	1.17	1.27	2.44

1.76	1.71	2.19	2.25	3.46

(0.82)	(1.35)	(1.61)	(0.97)	(1.13)

(0.53)	(1.21)	(1.29)	(0.77)	(0.53)

—	—	—	—	(0.02)

(1.35)	(2.56)	(2.90)	(1.74)	(1.68)

—	(0.02)	—	—	—

$15.26	$14.85	$15.72	$16.43	$15.92

$14.38	$16.06	$17.82	$18.31	$17.07

12.40%	11.75%	14.68%	15.12%	25.64%

(2.33)%	6.28%	13.25%	18.68%	36.52%

$329,391	$320,548	$305,689	$319,359	$309,516

1.41%	1.43%	1.43%	1.40%	1.43%

1.32%	1.34%	1.41%	1.40%	1.43%

5.96%	5.34%	6.49%	6.18%	6.66%

100%	108%	160%	140%	53%

(4)	The actual sources of the Fund’s fiscal year 2008 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination or the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2008 fiscal year.

See accompanying notes to financial statements

Global High Income Fund Inc.

Notes to financial statements—April 30, 2008 (unaudited)

Organization and significant accounting policies
Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than

Global High Income Fund Inc.

Notes to financial statements—April 30, 2008 (unaudited)

one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (”NYSE”). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of April 30, 2008, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of operations for a fiscal period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). This standard requires enhanced disclosures about the Fund’s derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently

Global High Income Fund Inc.

Notes to financial statements—April 30, 2008 (unaudited)

evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation—The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities – at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts—The Fund may enter into forward foreign currency exchange contracts (“forward contracts ”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an

Global High Income Fund Inc.

Notes to financial statements—April 30, 2008 (unaudited)

amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts—The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statement of operations reflects net realized and net unrealized gains and losses on these contracts.

Swap agreements—The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit

Global High Income Fund Inc.

Notes to financial statements—April 30, 2008 (unaudited)

default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

Global High Income Fund Inc.

Notes to financial statements—April 30, 2008 (unaudited)

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statements of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statements of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

At April 30, 2008, the Fund had outstanding interest rate swap contracts with the following terms:

				Payments		Payments
	Notional		Termination	made by		received by
Counterparty	amount		dates	the Fund		the Fund	Value

Deutsche Bank AG	ZAR	18,000,000	01/02/09	11.3750	%(1)	11.2100%	$(18,280)

Deutsche Bank AG	ZAR	91,900,000	01/08/09	11.3750	(1)	11.1800	(83,097)

Deutsche Bank AG	ZAR	104,700,000	09/10/09	11.3250	(1)	11.2100	(186,692)

Deutsche Bank AG	ZAR	2,500,000	01/02/18	9.2600		11.3750 (1)	22,154

Deutsche Bank AG	ZAR	12,700,000	01/08/18	9.3000		11.3750 (1)	107,664

Deutsche Bank AG	ZAR	22,900,000	03/12/18	9.8900		11.3250 (1)	62,730

							$(95,521)

(1)	Rate based on 3 month JIBAR.
JIBAR	Johannesburg Interbank Offered Rate

Currency type abbreviation:
ZAR	South African Rand

Global High Income Fund Inc.

Notes to financial statements—April 30, 2008 (unaudited)

At April 30, 2008, the Fund had outstanding credit default swap contracts with the following terms:

			Payments		Payments
	Notional	Termination	made by		received by
Counterparty	amount	dates	the Fund		the Fund	Value

Citigroup Global Markets Limited	USD 8,100,000	01/20/13	—	(1)	1.1500%	$27,091

Credit Suisse International	USD 1,500,000	12/20/11	$1,500,000	(2),(3)	5.0000	1,401,767

Deutsche Bank AG	USD 6,600,000	11/20/12	—	(4)	2.1500	(179,265)

Goldman Sachs International	USD 1,850,000	09/20/08	—	(5)	6.0000	15,711

Merrill Lynch International	USD 3,000,000	03/20/09	—	(6)	4.5500	9,589

Merrill Lynch International	USD 3,050,000	05/20/13	0.9600%		— (7)	(24,792)

Merrill Lynch International	USD 3,050,000	05/20/13	—	(8)	2.2100	43,652

Merrill Lynch International	USD 3,100,000	06/20/13	2.6500		— (9)	(66,904)

(Upfront payments made by the Fund of $1,500,000)						$1,226,849

(1)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Bulgaria 8.250% bond, due 01/15/15.
(2)	Payment made on 01/30/07 to fully fund swap, which reflects the cost basis of the contract.
(3)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the NJSC Naftogaz Ukraine 8.125% bond, due 09/30/09.
(4)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the OJSC Russian Agricultural Bank 7.175% bond, due 05/16/13.
(5)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Countrywide Home Loans, Inc.4.000% bond, due 03/22/11.
(6)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Venezuela 9.250% bond, due 09/15/27.
(7)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Croatia 5.000% bond, due 04/15/14.
(8)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Gazprom OAO 9.625% bond, due 03/01/13.

Global High Income Fund Inc.

Notes to financial statements—April 30, 2008 (unaudited)

(9)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the CDX.EM.9 Index.

Currency type abbreviation:
USD	United States Dollar

At April 30, 2008, the Fund had outstanding total return swap contracts with the following terms:

			Payments	Payments
	Notional	Termination	made by	received by
Counterparty	amount	dates	the Fund	the Fund	Value

Credit Suisse International	ARS 12,225,000	12/19/11	$10,815,082 (1)	—(2)	$9,815,552

Credit Suisse International	RUB 58,010,000	06/04/08	2,281,722 (3)	—(4)	2,481,728

(Upfront payments made by the Fund of $13,096,804)					$12,297,280

(1)	Payment made on 04/13/07 to fully fund swap, which reflects the cost basis of the contract.
(2)	Payment is equal to the total return on the Republic of Argentina 4.000% bond, due 12/17/11.
(3)	Payment made on 09/14/07 to fully fund swap, which reflects the cost basis of the contract.
(4)	Payment is equal to the total return of the Rosselkhosbank 7.200% bond, due 06/04/08.

Currency type abbreviations:
ARS	Argentine Peso
RUB	Russian Ruble

Purchased options—The Fund may purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Global High Income Fund Inc.

Notes to financial statements—April 30, 2008 (unaudited)

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities
The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund’s average weekly net assets. UBS Global AM has agreed to waive compensation otherwise payable to it to reduce the fee it receives under the Advisory Contract so that it is paid at the following rates:

Average weekly net assets	Advisory fee

Up to $200 million	1.25%

Above $200 million	1.00%

Global High Income Fund Inc.

Notes to financial statements—April 30, 2008 (unaudited)

The waiver will continue indefinitely unless the Board agrees to any change. At April 30, 2008, the Fund owed UBS Global AM $244,315 which is composed of $312,902 of investment advisory and administration fees less fees waived of $68,587. For the six months ended April 30, 2008, UBS Global AM waived $140,070 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended April 30, 2008, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $432,600. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers

Global High Income Fund Inc.

Notes to financial statements—April 30, 2008 (unaudited)

under the Fund’s securities lending program. UBS Securities LLC is the lending agent. For the period ended April 30, 2008, UBS Securities LLC did not earn any compensation as the Fund’s lending agent. At April 30, 2008, the Fund did not have any securities on loan; and the Fund did not owe UBS Securities LLC compensation as the Fund’s lending agent.

Capital stock
There are 100,000,000 shares of $0.001 par value common stock authorized and 21,591,836 shares outstanding at April 30, 2008. For the six months ended April 30, 2008 and for the year ended October 31, 2007, there were no transactions involving common stock.

Purchases and sales of securities
For the six months ended April 30, 2008, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $81,604,689 and $105,937,578, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows:

Distributions paid from:	2007

Ordinary income	$17,710,302

Net long-term capital gains	11,479,701

$29,190,003

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending October 31, 2008.

Global High Income Fund Inc.

Notes to financial statements—April 30, 2008 (unaudited)

For federal income tax purposes, which was substantially the same as book purposes, the tax cost of investments and the components of net unrealized appreciation of investments at April 30, 2008 were as follows:

Tax cost of investments	$271,951,741

Gross unrealized appreciation	16,408,718

Gross unrealized depreciation	(8,702,645)

Net unrealized appreciation	$7,706,073

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. The implementation of FIN 48 resulted in no material liabilities for unrecognized tax benefits and no material changes to the beginning net asset value of the Fund.

As of and during the six months ended April 30, 2008, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the three year period ended October 31, 2007 remains subject to examination by the Internal Revenue Service and the state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Fund for the six months ended April 30, 2008.

Global High Income Fund Inc.

Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2008. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2009. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Global High Income Fund Inc.

General information (unaudited)

The Fund
Global High Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), an indirect wholly owned asset management subsidiary of UBS AG.

Shareholder information
The Fund’s NYSE trading symbol is “GHI.” Comparative net asset value and market price information about the Fund is published weekly in various publications.

Shareholder meeting information
An annual meeting of shareholders of the Fund was held on February 21, 2008. At the meeting, Richard Q. Armstrong, Alan S. Bernikow, Richard R. Burt, Meyer Feldberg, Bernard H. Garil and Heather R. Higgins were elected to serve as board members until the next annual meeting of shareholders, or until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

		Shares
To vote for or withhold authority in the	Shares	withhold
election of:	voted for	authority

Richard Q. Armstrong	18,864,840.637	252,383.856

Alan S. Bernikow	18,860,609.788	256,614.705

Richard R. Burt	18,867,626.788	249,597.705

Meyer Feldberg	18,863,868.788	253,355.705

Bernard H. Garil	18,861,809.788	255,414.705

Heather R. Higgins	18,857,708.019	259,444.474

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Global High Income Fund Inc.

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
 You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records.

Global High Income Fund Inc.

General information (unaudited)

An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Global High Income Fund Inc.

General information (unaudited)

Distribution policy
The Fund’s Board adopted a managed distribution policy in December 1999. Pursuant to the policy as in effect from December 1999 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 11% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 11% to 9% effective beginning with the June 2005 monthly distribution. Prior to December 20, 1999, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses. The Fund’s Board may change or terminate the managed distribution policy at any time; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made no less frequently than annually.

Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	John Penicook
President	Vice President

Mark F. Kemper	Uwe Schillhorn
Vice President and Secretary	Vice President

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

© 2008 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114,

and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global High Income Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	June 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	June 30, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	June 30, 2008